SENTINEL GROUP FUNDS, INC. ARTICLES SUPPLEMENTARY

     SENTINEL GROUP FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (“Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

     FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (“Board of Directors”) by Section 2-208.1 of the Maryland General Corporation Law (“MGCL”) and the charter of the Corporation (“Charter”), the Board of Directors at a meeting duly convened and held, adopted resolutions reclassifying and designating

1. 40,000,000 of the authorized but unissued shares of Common Stock, par value $.01 per share (“Common Stock”), of the Corporation classified and designated as Sentinel Capital Opportunity Fund Class A are re-classified as shares of authorized but unissued Common Stock without further classification or designation as to class or series.

2. 40,000,000 of the authorized but unissued shares of Common Stock of the Corporation classified and designated as Sentinel Capital Opportunity Fund Class B are re-classified as shares of authorized but unissued Common Stock without further classification or designation as to class or series.

3. 40,000,000 of the authorized but unissued shares of Common Stock of the Corporation classified and designated as Sentinel Capital Opportunity Fund Class C are re-classified as shares of authorized but unissued Common Stock without further classification or designation as to class or series.

THIRD: Immediately before these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock is 2,350,000,000, of which 55,000,000 are shares of Common Stock without further classification or designation and 2,295,000,000 are shares of Common Stock classified and designated as follows:

Class A	Number of Shares Allocated
Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Capital Opportunity Fund	40,000,000
Sentinel Common Stock Fund	75,000,000
Sentinel Conservative Allocation Fund	20,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000

Sentinel Government Securities Fund	90,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	30,000,000
Sentinel International Equity Fund	15,000,000
Sentinel Mid Cap Growth Fund	45,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	120,000,000
Sentinel Small Company Fund	160,000,000
Sentinel U.S. Treasury Money Market Fund	750,000,000

Class B	Number of Shares Allocated

Sentinel Balanced Fund	20,000,000
Sentinel Capital Opportunity Fund	40,000,000
Sentinel Common Stock Fund	20,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel High Yield Bond Fund	20,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	100,000,000

Class C	Number of Shares Allocated
Sentinel Balanced Fund	10,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Capital Opportunity Fund	40,000,000
Sentinel Common Stock Fund	10,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel Government Securities Fund	20,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	10,000,000
Sentinel International Equity Fund	10,000,000
Sentinel Mid Cap Growth Fund	30,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	20,000,000
Sentinel Small Company Fund	40,000,000

Class D	Number of Shares Allocated
Sentinel Balanced Fund	20,000,000

Class I	Number of Shares Allocated
Sentinel Common Stock Fund	40,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	40,000,000
Sentinel Mid Cap Value Fund	40,000,000

FOURTH: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock is 2,350,000,000, of which 175,000,000 are shares of Common Stock without further classification or designation and 2,175,000,000 are shares of Common Stock classified and designated as follows:

Class A	Number of Shares Allocated
Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	75,000,000
Sentinel Conservative Allocation Fund	20,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	90,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	30,000,000
Sentinel International Equity Fund	15,000,000
Sentinel Mid Cap Growth Fund	45,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	120,000,000
Sentinel Small Company Fund	160,000,000
Sentinel U.S. Treasury Money Market Fund	750,000,000

Class B	Number of Shares Allocated

Sentinel Balanced Fund	20,000,000
Sentinel Common Stock Fund	20,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel High Yield Bond Fund	20,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	100,000,000

Class C	Number of Shares Allocated
Sentinel Balanced Fund	10,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	10,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel Government Securities Fund	20,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	10,000,000
Sentinel International Equity Fund	10,000,000
Sentinel Mid Cap Growth Fund	30,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	20,000,000
Sentinel Small Company Fund	40,000,000

Class D	Number of Shares Allocated
Sentinel Balanced Fund	20,000,000

Class I	Number of Shares Allocated
Sentinel Common Stock Fund	40,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	40,000,000
Sentinel Mid Cap Value Fund	40,000,000

FIFTH: The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Secretary as of the 2nd day of
April, 2007.

ATTEST: By ___/s/ Kerry A. Jung _______ Kerry A. Jung Secretary	SENTINEL GROUP FUNDS, INC. By ____/s/ Thomas P. Malone____________ Thomas P. Malone Vice President